Exhibit 99.2
August 14, 2023

2 Disclaimers Forward Looking Statements This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect the Company’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company’s forward-looking statements: the ability of the Company to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that the Company may be adversely impacted by other economic, business, and/or competitive factors; the outcome of any legal proceedings that may be instituted against the Company or others; future exchange and interest rates; and other risks and uncertainties indicated in this report, including those under “Risk Factors” in filings that have been made or will be made with the SEC. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. The Company believes EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are useful to investors in evaluating the Company’s financial performance. The Company uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and to measure incentive compensation, as we believe that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling the Company to evaluate and plan more effectively for the future. Due to the forward-looking nature of the financial guidance included below, specific quantification of the charges excluded from the non-GAAP financial measures included in such financial guidance, including with respect to depreciation, amortization, interest, and taxes, that would be required to reconcile the non GAAP financial measures included in such financial guidance to GAAP measures are not available, so it is not feasible to provide accurate forecasted non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included. In addition, the Company’s debt agreements contain covenants that use a variation of these measures for purposes of determining debt covenant compliance. The Company believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are significant components in understanding and assessing the Company’s financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity and may be different from similarly titled non-GAAP measures used by other companies. Please refer to the tables below for the reconciliation of net income to EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources.

Summary Net Sales: Q2 ’23 vs. Q2 ‘22 increased 1% to $99mm compared to $97mm driven by strong domestic growth in the company’s premium payment card business which was up 11%; YTD up 7% to $194mm compared to $181mm prior year Continued focus on driving growth for payment card and Arculus product offerings including expanding the sales team, continuing trade shows and partnership opportunities, and ramping up B2B marketing activity Reaffirming full year 2023 guidance of $400mm to $425mm in Net Sales and $145mm to $155mm in Adjusted EBITDA Card issuers reported strong growth and have positive outlook while maintaining investment in customer acquisition and rewards despite the macroeconomic challenges Announces five-year contract extension as the exclusive provider of metal payment cards for one of its largest customers 1 Adjusted EBITDA is a non-GAAP financial measure. For reconciliation of Adjusted EBITDA to the most directly comparable measure prepared in accordance with GAAP, please see the Appendix 3 Adjusted EBITDA1 : Q2 ‘23 vs. Q2 ‘22 decreased 7% to $37mm compared to $40mm due to decrease in gross margin; YTD down 1% to $72mm compared to $73mm prior year

4 Key Highlights Customer & Conference News ➢ Announced a five-year contract extension through December 2028 as the exclusive provider of metal cards for one of our largest customers that was set to expire at the end of this year (see filed 8-K). We have now signed long-term renewals with both of our top two customers ➢ Launching new metal card programs with top global issuers, Citizens Bank and Barclays UK ➢ Strong presence at Bitcoin 2023 (May) & Money 20/20 Europe (June); planning for Finovate Fall (Sept), Money 20/20 USA (Oct), & Singapore FinTech Festival (Nov) Awards & Recognition ➢ CompoSecure named a “New Jersey Top Workplace” by NJ.com for the fourth year in a row ➢ President and CEO, Jon Wilk, recognized with “Large Business Leadership Award” by NJ.com ➢ Chief Revenue Officer, Amanda Gourbault, named winner of “Woman in PayTech – Spearheading Growth” category by FinTech Futures PayTech Awards 2023 ➢ Chief Product and Innovation Officer, Adam Lowe, finalist in “Innovator of the Year” category by Finovate

Large Issuers and Payment Networks Confident in Growth Source: Q2 ‘23 Earnings Transcripts “We also remain focused on achieving our growth plan aspirations of annual revenue growth in excess of 10% and mid-teens EPS growth in 2024 and beyond in a steady-state macro environment. I continue to feel very good about our ability to achieve these long-term aspirations…It all starts with our premium customer base, which is built on our trusted brand. We have a global scale that's unmatched in the industry and leadership positions with a diverse range of high-quality customers. We build long-term relationships through our unique membership model which we constantly evolve to attract new customers and grow with them over time.” – Steve Squeri (Chairman & CEO) 5 “Our choices in Domestic Card are the biggest driver of total company marketing, and we continue to see attractive growth opportunities in our Domestic Card business. Our opportunities are enhanced by our technology transformation. We continue to lean into marketing to drive resilient growth and enhance our Domestic Card franchise. And as always, we're keeping a close eye on competitor actions and potential marketplace risks. We're seeing the success of our marketing and strong growth in Domestic Card new accounts, purchase volume, and loans across our card business. And strong momentum in our decade-long focus on building a franchise with heavy spenders at the top of the marketplace continues.” – Richard Fairbank (Chairman & CEO) “Growth in domestic payments volumes remained stable around the globe. As we said last quarter, the recovery from COVID is behind us now for domestic volume. Post the Omicron impact from last year in January and February, U.S. domestic volume growth rates have ticked down in March, driven by the factors we discussed earlier. We believe that some of these factors will persist through the third quarter. As such, we are assuming March and April trends will continue in the U.S. for the rest of the quarter. In aggregate, we expect the international growth trajectory remains largely unchanged from the second quarter.” – Vasant Prabhu (Vice-Chair & CFO)

Secure Authentication Market Demand As life becomes more digitally connected, consumers increasingly expect that online transactions will be highly secure, simple, and convenient 6 Consumers are Ready to Transition Away from Password Login Methods Login Comfort1 68% 50% 48% Willing to Use Non-Password Login Methods Very Comfortable with Security Using Non-Password Login Methods Passwords will Eventually No Longer be Used 1 “The Future of Authentication” - June 2022 2 “Consumer Authentication Preferences” - January 2023 44% 43% 43% 45% 44% 36% 38% 37% 35% 35% 20% 19% 20% 20% 21% Overall Use a New Device to Access my Bank Account Spend/Send Large Amount of Money Change Personal Information in Bank Account Completing Transaction with Online Retailer for 1st Time Want More Invisible Want More Visible Comfortable For Higher Risk/Infrequent Transactions, More than Half of Respondents want their Banks to Require More Security Measures Infrequent Transactions 2

7

Arculus Capabilities

The Arculus premium metal card can combine functionality of both a credit/debit payment card and a secure authentication token or cold storage wallet

	Arculus Authenticate™	Arculus Cold Storage™
Capability	FIDO2 passwordless hardware authenticator	Crypto and NFT hardware cold storage wallet
Use Cases	• Secure login on any iPhone, Android phone, or platform enabled with FIDO2 technology • New device authentication (on-boarding new phone) • Customer support authentication to call center • Step-up authentication for high-risk transactions	• Advanced three-factor authentication (biometric, PIN, and tapping card) • Securely store, send, and receive digital assets via user-friendly mobile application • Secure element with NFC connectivity (no battery or charging required)
Example	• Secure account and prevent hackers from gaining access to banking or social media app	• Generate, store, and secure keys for digital assets such as Bitcoin, Ethereum, Cardano, Solano, and many more
Distribution Channels	• White-labeled or co-branded solution sold through businesses for usage by their customer base	• White-labeled or co-branded solution sold through businesses for usage by their customer base • Direct to consumer

Q2 2023 Results $36.9mm Q2 ‘23 Q2 YTD ‘22 Net Sales $98.5mm 37.4% $32.7mm 54.7% $97.2mm $60.7mm 60.5% $39.7mm 40.8% 1% Strong sales execution and continued demand for metal cards (46%) (580 bps) (7%) (337 bps) Net Income Gross Margin Adjusted EBITDA1 Adjusted EBITDA Margin1 Q2 ‘22 % Change Commentary 1 Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation Higher materials, labor costs, and product mix; in-line with previously stated target of the mid-50s Includes $25.4mm negative impact from re-valuation of warrant, earnout consideration, & derivatives liability driven by stock price improvement when comparing Q2 ‘23 vs. Q2 ‘22 Excludes $25.4mm net change from re-valuation of earnout & warrants Q2 ‘23 includes ($4.2mm) net impact from Arculus investment 9

YTD June 2023 Results $72.3mm YTD Jun ‘23 Q2 YTD ‘22 Net Sales $193.8mm 37.3% $43.4mm 55.3% $181.4mm $87.6mm 59.3% $73.0mm 40.2% 7% Strong sales execution and continued demand for metal cards (50%) (398 bps) (1%) (292 bps) Net Income Gross Margin Adjusted EBITDA1 Adjusted EBITDA Margin1 YTD Jun ‘22 % Change Commentary 1 Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation Excludes $41.3mm net change from re-valuation of earnout & warrants YTD June ‘23 includes ($8.7mm) net impact from Arculus investment 10 Includes $41.3mm negative impact from re-valuation of warrant, earnout consideration, & derivatives liability driven by stock price improvement when comparing YTD June ‘23 vs. YTD June ‘22 Higher materials, labor costs, and product mix; in-line with previously stated target of the mid-50s

$70 $84 $79 $74 $78 $27 $19 $15 $22 $21 $97 $103 $94 $95 $99 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 International Domestic Net Sales Trend International mix is ~20 percent of total net sales, in line with long range view of business In millions International Domestic 28% 72% 21% 79% 19% 81% 16% 84% 11 23% 77%

Q2 Earnings per Share: GAAP 18.5mm Basic Q2 YTD ‘22 GAAP Net Income $32.7mm $0.31 $5.7mm1 Three months ended 6/30/23 Three months ended 6/30/22 $32.7mm $10.1mm2 35.5mm $0.29 $60.7mm $60.7mm $8.5mm3 $16.7mm4 15.1mm 32.4mm $0.56 $0.52 Net Income used in EPS Total Shares used in EPS Earnings per Share Diluted Basic Diluted Source: Company Financials 1 23.8% of Net Income of operating entities of $35.4mm less 100% of C-Corp Costs of $2.7mm 2 23.8% of Net Income of operating entities of $35.4mm less 100% of C-Corp Costs of $2.7mm plus equity awards and exchangeable notes of $4.4mm 3 19.9% of Net Income of operating entities of $65.1mm less 100% of C-Corp Costs of $4.5mm 4 19.9% of Net Income of operating entities of $65.1mm less 100% of C-Corp Costs of $4.5mm plus equity awards and exchangeable notes of $8.2mm 12

YTD Earnings per Share: GAAP 18.1mm Basic Q2 YTD ‘22 GAAP Net Income $43.4mm $0.45 $8.1mm1 Six months ended 6/30/23 Six months ended 6/30/22 $43.4mm $14.2mm2 35.2mm $0.41 $87.6mm $87.6mm $11.9mm3 $24.2mm4 15.0mm 32.3mm $0.80 $0.75 Net Income used in EPS Total Shares used in EPS Earnings per Share Diluted Basic Diluted Source: Company Financials 1 23.8% of Net Income of operating entities of $46.4mm less 100% of C-Corp Costs of $2.9mm 2 23.8% of Net Income of operating entities of $46.4mm less 100% of C-Corp Costs of $2.9mm plus equity awards and exchangeable notes of $6.1mm 3 19.9% of Net Income of operating entities of $94.4mm less 100% of C-Corp Costs of $6.8mm 4 19.9% of Net Income of operating entities of $94.4mm less 100% of C-Corp Costs of $6.8mm plus equity awards and exchangeable notes of $12.3mm 13

Q2 Adjusted Earnings per Share Source: Company Financials 1 GAAP Net Income of $32.7mm less Additional Tax Provision of $5.2mm less Fair Value Mark to Market Change for Warrants and Earnout and Equity Awards Adjustment of $4.6mm 2 GAAP Net Income of $60.7mm less Additional Tax Provision of $3.9mm less Fair Value Mark to Market Change for Warrants and Earnout and Equity Awards Adjustment of $31.4mm 3 Outstanding Class A plus Class B Shares 4 Outstanding Class A plus Class B Shares plus 8.1mm Public and Private Warrants (Converted Using Treasury Stock Method) and 4.0mm Equity Awards 5 Outstanding Class A plus Class B Shares plus 8.1mm Public and Private Warrants (Converted Using Treasury Stock Method) and 4.3mm Equity Awards 6 Adjusted Net Income and Adjusted EPS are non-GAAP financial measures. For reconciliation of these non-GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix 78.5mm3 Basic Q2 YTD ‘22 GAAP Net Income $32.7mm $0.29 $22.9mm1 Three months ended 6/30/23 Three months ended 6/30/22 $32.7mm $22.9mm1 90.6mm4 $0.25 $60.7mm $60.7mm $25.3mm2 $25.3mm2 76.0mm3 88.4mm5 $0.33 $0.29 Adjusted Net Income Total Shares used in EPS Adjusted EPS6 Diluted Basic Diluted 14

YTD Adjusted Earnings per Share Source: Company Financials 1 GAAP Net Income of $43.4mm less Additional Tax Provision of $12.1mm add Fair Value Mark to Market Change for Warrants and Earnout and Equity Awards Adjustment of $12.2mm 2 GAAP Net Income of $87.6mm less Additional Tax Provision of $8.8mm less Fair Value Mark to Market Change for Warrants and Earnout and Equity Awards Adjustment of $33.1mm 3 Outstanding Class A plus Class B Shares 4 Outstanding Class A plus Class B Shares plus 8.1mm Public and Private Warrants (Converted Using Treasury Stock Method) and 4.1mm Equity Awards . 5 Outstanding Class A plus Class B Shares plus 8.1mm Public and Private Warrants (Converted Using Treasury Stock Method) and 4.3mm Equity Awards 6 Adjusted Net Income and Adjusted EPS are non-GAAP financial measures. For reconciliation of these non-GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please see the Appendix 78.0mm3 Basic Q2 YTD ‘22 GAAP Net Income $43.4mm $0.56 $43.5mm1 Six months ended 6/30/23 Six months ended 6/30/22 $43.4mm $43.5mm1 90.2mm4 $0.48 $87.6mm $87.6mm $45.7mm2 $45.7mm2 76.1mm3 88.5mm5 $0.60 $0.52 Adjusted Net Income Total Shares used in EPS Adjusted EPS6 Diluted Basic Diluted 15

2023 Guidance Reaffirming full year net sales and adjusted EBITDA guidance Net Sales Adjusted EBITDA1 2022 $378mm $136mm 1 Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation $400mm - $425mm $145mm - $155mm 2023E B/(W) vs. ‘22 +6% / +12% B/(W) vs. ’22 +7% / +14% 16

Strategic Priorities A leader in Metal Payment Cards, Security, Storage, and Authentication Technology Drive premium payment card sales through continued domestic growth, international expansion, and FinTechs Deliver innovative new card constructs and leverage our scale and existing relationships Enhance Arculus capabilities (blockchain support, payment card integration, & channel expansion) to drive adoption across key B2B verticals given demand for multi-factor authentication security solutions Optimize investment in product lines across advertising initiatives, talent, software development, and partnerships to accelerate growth Focus on process efficiencies, materials procurement, and upsell opportunities to maintain strong margins 17

Investor Relations Contact ir.composecure.com Sean Mansouri 720-330-2829 ir@composecure.com 18 18

20

CompoSecure, Inc. (Nasdaq: CMPO)

Summary Equity Capitalization Table (with net exercise model)

As of June 30, 2023

Current Enterprise Value is $899mm[1]

Holders	# of Shares Issued & Outstanding	# of Shares Issued & Outstanding
Public Shareholders (including PIPE & Sponsor): Class A	18.7mm	18.7mm
Historic CompoSecure Owners: Class B	59.9mm	59.9mm
Subtotal	**78.6mm**	**78.6mm**
Holders	# of Shares Reserved for Immediately Exercisable In-The-Money Options	# of Shares Reserved for Immediately Exercisable In-The-Money Options (assuming net exercise)[2]
Merger Rollover Options	3.8mm	3.1mm
Total	**82.4mm**	**81.7mm**
Convertible Instruments	# of Shares Reserved for Conversion	# of Shares Reserved for Conversion (assuming net exercise)
Public Warrantholders[3]	13.8mm	5.0mm
Roman Sponsor Warrantholders[3]	8.6mm	3.1mm
Exchangeable Noteholders[4]	11.3mm	11.3mm
Grand Total	**116.1mm**	**101.1mm**

Notes: The table above excludes shares which may be issued in the future for contingent "earnout", equity incentive plan, employee stock purchase plan, and 401K plan

[1] Includes Net Debt of $205mm + Convertible of $130mm. Equity of 81.7mm shares @ $6.90 price/share as of market close 8/9

[2] Assumes exercise net of strike price, valuation at assumed FMV of $10.00

[3] Assumes treasury stock method, $11.50 strike price, & valuation at assumed FMV of $18.00

[4] Assumes $11.50 strike price with redemption (at company's discretion) after three years if FMV exceeds $14.95

Balance Sheet (Unaudited) Source: Company financials Note: Financial position has been derived from CompoSecure’s consolidated financial statements for the quarters ended June 30, 2023 and December 31, 2022 respectively. 21 ($mm) Q2 2023A Q4 2022A Assets Current Assets Cash & cash equivalents $23 $14 Accounts receivable, net 37 37 Inventories 49 42 Prepaid expenses and other Current assets 4 4 Total Current Assets 112 97 Property and equipment, net 24 23 Deferred tax assets 28 26 Other assets 17 18 Total assets $181 $163 Liabilities and Members' Equity Current Liabilities Accounts payable $7 $7 Accrued expenses 11 10 Other current liabilities 15 16 Current portion of long-term debt 19 14 Total current liabilities 52 47 Long-term debt, net of deferred finance costs 207 216 Line of credit 0 0 Convertible Debt, net of debt discount 128 128 Other liabilities 66 64 Total liabilities $453 $455 Members' Equity (272) (292) Total liabilities and members' equity $181 $163

Statement of Operations (Unaudited) Source: Company financials Note: Operating results have been derived from CompoSecure’s consolidated financial statements for the three and six months ended June 30, 2023 and 2022 respectively 22 ($mm) Q2 2023A Q2 2022A YTD Jun 2023A YTD Jun 2022A Revenue Net Sales $99 $97 $194 $181 Cost of Sales (45) (38) (87) (74) Gross Profit $54 $59 $107 $108 Operating Expenses Selling, general and administrative (24) (24) (48) (43) Income from operations $30 $34 $60 $64 Other expense Other income (expense), net 2 26 (16) 23 Net Income $33 $61 $43 $88

Statement of Cash Flows (Unaudited) Source: Company financials Note: Cash flows have been derived from CompoSecure’s consolidated financial statements for the six months ended June 30, 2023 and 2022 respectively 23 ($mm) YTD Jun 2023A YTD Jun 2022A Cash flows from operating activities Net income $43 $88 Depreciation 4 5 Equity compensation expense 8 4 Amortization of deferred finance costs 1 1 Change in fair value of earnout, warrant and derivative 4 (37) Accounts receivable 1 (17) Accounts payable (0) (0) Inventories (7) (3) Prepaid expenses and other assets (0) (1) Deferred tax expense (benefit) (2) 3 Other liabilities (0) (1) Accrued expenses 1 10 Net cash provided by operating activities $53 $51 Cash flows rom investing activities Acquisition of property and equipment (6) (4) Net cash used in investing activities ($6) ($4) Cash flows from financing activities Proceeds from term loan 0 10 Payment of Tax receivable agreement liability (2) 0 Payments for taxes related to net share settlement of equity awards (2) 0 Payment of term loan (5) (17) Issuance cost related to business combination 0 (24) Tax Distribution to members (29) (26) Net cash used in financing activities ($38) ($56) Net increase (decrease) cash, cash equivalents and restricted cash 9 (9) Cash, cash equivalents and restricted cash, beginning of year $14 $22 Cash, cash equivalents and restricted cash, end of year $23 $13 Supplementary disclosure of cash flow information Cash paid during the year for interest 14 10 Issuance costs payable 0 0 Derivative asset - interest rate swap 8 6

Non-GAAP Adjusted EBITDA Reconciliation (Unaudited) Source: Company financials Non-Cash Equity Awards: Equity based expenses related to the equity incentive plan Non-Cash Mark-to-Market Adjustments: Related to changes in fair value of liabilities for warrants, earnouts and derivatives assets. 1 2 1 2 24 $mm Q2 2023A Q2 2022A YTD Jun 2023A YTD Jun 2022A Net Income $33 $61 $43 $88 Interest Expense 6 6 12 11 Depreciation and Amortization 2 2 4 5 Taxes 1 3 0 3 Unadjusted EBITDA $42 $71 $60 $106 Non-Cash Equity Awards Expense 4 3 8 4 Mark-to-market Adjustments - 9 -35 4 -37 Total EBITDA Adjustments ($5) ($32) $13 ($33) Adjusted EBITDA $37 $40 $72 $73 Adjusted EBITDA % 37% 41% 37% 40%

Non-GAAP EPS Reconciliation (Unaudited) Source: Company financials 1 Assumes treasury stock method, valuation at assumed FMV of $18.00 2 Includes options, RSUs, and ESPP shares 25 ($mm) BASIC DILUTED BASIC DILUTED GAAP Net Income $32.7 $32.7 $43.4 $43.4 Adjust for tax provision 1.0 1.0 -0.3 -0.3 Tax Provision -6.2 -6.2 -11.8 -11.8 Tax Adjusted Net Income $27.5 $27.5 $31.4 $31.4 Fair Value and Stock Based Compensation Adjustment -$4.6 -$4.6 $12.2 $12.2 Total Adjusted Net Income $22.9 $22.9 $43.5 $43.5 Class A + Class B Shares 78.5 78.5 78.0 78.0 Public & Private Warrants 1 - 8.1 - 8.1 Equity Awards 2 - 4.0 - 4.1 Total Shares 78.5 90.6 78.0 90.2 EPS $0.29 $0.25 $0.56 $0.48 Three months ended 6/30/2023 Six months ended 6/30/2023